SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 8, 2005

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

333 South Grand Avenue, Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

b. Departure of Principal Executive Officer

On December 8, 2005, Richard I. Gilchrist, President and Co-Chief Executive Officer, tendered his resignation as a member of the Board of Directors (the “Board”) of Maguire Properties, Inc. (“Maguire Properties,” or the “Company”), effective immediately and will be stepping down from his role as an officer of the Company as of January 1, 2006. Thereafter, Mr. Gilchrist will serve as an advisor for a six month period.

d. Appointment of Principal Executive Officer

On December 8, 2005, the Board, upon the recommendation of its nominating and corporate governance committee, appointed Mr. Lewis (“Lew”) Wolff to the Board to fill the vacancy created by Mr. Gilchrist’s resignation. There are no arrangements or understandings between Mr. Wolff and any other person pursuant to which he was selected as an officer of Maguire Properties. There are no family relationships between Mr. Wolff and any director or executive officer of the Company or any of its subsidiaries, nor has Mr. Wolff or any member of his immediate family engaged in any transactions with the Company of the sort described under Item 404(a) of Regulation S-K.

The Board has determined that Mr. Wolff qualifies as independent under New York Stock Exchange rules and Maguire Properties’ governance guidelines. As such, Mr. Wolff will be eligible to serve on Maguire Properties’ board committees comprised of independent directors. We have entered into a standard indemnification agreement with Mr. Wolff.

Mr. Wolff is co-founder of Wolff Urban Management, Inc. as well as its Chairman. Since 1994, he has served as Chairman of Maritz, Wolff & Co., a privately held hotel investment group that invests in top-tier luxury hotels. He serves as Chairman of Sunstone Hotel Investor, Inc. and Vice Chairman of Rosewood Hotels & Resorts and from 1999 through summer 2004, has served as Co-Chairman of Fairmont Hotels & Resorts, a hotel management company formed by Fairmont Hotel Management Company and Canadian Pacific Hotels & Resorts, Inc.

On December 8, 2005, Maguire Properties issued a press release announcing Mr. Gilchrist’s resignation from the Board and a press release announcing Mr. Wolff’s appointment to the Board. The Company’s press releases are filed as Exhibit 99.1 and 99.2 to this current report on Form 8-K.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 8, 2005 announcing Richard I. Gilchrist’s resignation from the Board.

99.2	Press Release dated December 8, 2005 announcing Mr. Lewis Wolff’s appointment to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Robert F. Maguire III
Robert F. Maguire III
Chairman and Co-Chief Executive Officer

Dated:  December 8, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 8, 2005 announcing Richard I. Gilchrist’s resignation from the Board.

99.2	Press Release dated December 8, 2005 announcing Mr. Lewis Wolff’s appointment to the Board.